Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

CarMax, Inc. and

CarMax Auto Funding LLC and

CarMax Business Services, LLC (together, the “Company”)

BofA Securities, Inc.

MUFG Securities Americas Inc.

TD Securities (USA) LLC

Scotia Capital (USA) Inc.

(together, the “Specified Parties”)

Re: CarMax Auto Owner Trust 2025-3 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “CAOT 2025-3 Hypo Cut.txt” provided by CarMax Business Services, LLC (“CBS” as the Responsible Party) on June 2, 2025, containing information on 60,608 motor vehicle retail installment sale contracts (“Receivables”) as of May 31, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by CarMax Auto Owner Trust 2025-3. CBS is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

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The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

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The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.

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The term “Title Document” means the Certificate of Title, Application for Title, Receipt of Title, Power of Attorney documentation for Title, Notice of Lien Filing, Notice of Lien Application, Notice of Security Interest or Lien Filing, Lien Filing Receipt, Notice of Security Interest Filing, Lien Release, Title Lien Statement, Tax/Fee Receipt, Termination Statement, Registration Receipt, Lien Entry Form, Title and Registration Manual Application, Title Extension, Title Reassignment, Lien Not Recorded Demand Letter Request, Lien Holders Release Form, Application for Certificate of Ownership, Notice of Lien Perfection, Computerized Vehicle Registration Inquiry Report, DMV Motor Vehicle Record, Notification of Sale of Motor Vehicle, or for the states of Arizona, California, Colorado, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Louisiana, Massachusetts, Maryland, Michigan, Nebraska, Nevada, New Jersey, New York, North Carolina, Pennsylvania, South Carolina, South Dakota, Texas, Virginia, Wisconsin, and West Virginia, electronic title records accessed utilizing an electronic title system through the Company’s account with its vendor, a web-based title search company, as instructed by CBS.

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The term “Receivable File” refers to any file containing documents and/or electronic records (e.g., scanned images) related to a Receivable provided by CBS, including but not limited to the following: (i) signed Retail Installment Contract, (ii) Title Document, (iii) Credit Application, and (iv) servicing system screen print documenting an address change, extension to original term to maturity, or change to first payment date (as applicable). We make no representation regarding the validity, enforceability, or authenticity of these documents by the borrower(s) or the validity of the borrower(s) signature(s).

•	The term “Cutoff Date” means May 31, 2025.

•	The term “Instructions” means the instructions provided by CBS pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Receivable File, Cutoff Date, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 125 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables was provided to the Company. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.

For each Sample Receivable, we compared or recomputed the specified attributes in the Data File listed below (all attributes per the Data File unless otherwise stated) to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the specified attributes from the Data File to the Receivable File, utilizing the Instructions as applicable, constituted an exception. The Receivable File information is listed in the order of priority.

Attribute	Receivable File/Instructions

Obligor’s State	Retail Installment Contract. If the Obligor’s State does not agree, compare to a servicing system screen print documenting an address change after the inception of the Sample Receivable.

Original Principal Amount	Retail Installment Contract

Monthly Payment Amount	Retail Installment Contract

Original Term to Maturity	Retail Installment Contract. If the Original Term to Maturity does not agree, compare to a servicing system screen print documenting an extension was granted to the obligor and the Original Term to Maturity increased as a result.

Attribute	Receivable File/Instructions

Origination Date	Retail Installment Contract

First Payment Date	Retail Installment Contract. If the First Payment Date does not agree, compare to a servicing system screen print documenting a first payment due date change was granted after the inception of the Sample Receivable.

Contract Annual Percentage Rate	Retail Installment Contract

Vehicle Make	Retail Installment Contract

Vehicle Model	Retail Installment Contract

Vehicle Model Year	Retail Installment Contract

Vehicle Identification Number	Retail Installment Contract

New or Used	Retail Installment Contract

Lienholder	Title Document. Consider variations due to spelling, abbreviation or truncation of the full legal name to be acceptable, to the extent such variation refers to “CarMax.”

Sales Price of Vehicle	Retail Installment Contract

Existence of a Co-Obligor

Retail Installment Contract

Consider there to be a co-obligor if the “Coapp_Flag” field in the Data File is “1,” and consider there to be no co-obligor if the “Coapp_Flag” field in the Data File is “0.”

Obligor Payment-to-Income Ratio	Recompute the Obligor Payment-to-Income Ratio by dividing the Monthly Payment Amount stated in the Retail Installment Contract by the sum of the Obligor’s monthly income, the co- obligor’s monthly income, and additional income (excluding temporary income with codes “UUI,” “UNI,” or “STD” for Sample Receivables with an application date between June 16, 2020, and December 8, 2020), as applicable, stated in the Credit Application, and round the result to the 4th decimal place.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of CBS and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by CBS, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

July 3, 2025

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